FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                       Date of Report:  May 17, 1999

               HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
               ---------------------------------------------

          (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                       HOUSEHOLD FINANCE CORPORATION
                       -----------------------------
                          (Servicer of the Trust)
              (Exact name as specified in Servicer's charter)


    Delaware                0-23942          Not Applicable
--------------------------------------------------------------
(State or other        (Commission File    (IRS Employer
 jurisdiction of        Number)                  Identification
 incorporation of                                Number of
 of Master Servicer)                             Registrant)


2700 Sanders Road, Prospect Heights, Illinois        60070
--------------------------------------------------------------
(Address of principal executive offices of              (Zip Code)
                 Master Servicer)


Servicer's telephone number, including area code  847/564-5000
                                                  ------------


                                   Exhibit Index appears on page 4




Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------

99(a) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1993-1 Supplement dated as of September 1, 1993 to the Amended and Restated Pooling and Servicing Agreement dated as of September 1, 1993 among Household Affinity Funding Corporation, as Seller, Household Finance Corporation, as Servicer, and The Bank of New York, as Trustee (the "Amended and Restated Pooling and Servicing Agreement"), with respect to Class A and Class B Credit Card Participation Certificates, Series 1993-1.


99(b) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1993-2 Supplement dated as of November 1, 1993 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1993-2.


99(c) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1994-1 Supplement dated as of March 1, 1994 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1994-1.






                                    -2-


99(d) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1995-1 Supplement dated as of April 3, 1995 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1995-1.

99(e) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1997-1 Supplement dated as of March 1, 1997 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1997-1.

99(f) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1998-1 Supplement dated as of September 1, 1998 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1998-1.


                                 SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Class A and Class B Credit Card Participation Certificates, Series 1993-1, the Class A and Class B Credit Card Participation Certificates, Series 1993-2, the Class A and Class B Credit Card Participation Certificates, Series 1994-1, the Class A and Class B Credit Card Participation Certificates, Series 1995-1, the Class A and Class B Credit Card Participation Certificates, Series 1997-1, and the Class A and Class B Credit Card Participation Certificates, Series 1998-1 by the undersigned hereunto duly authorized.




                            HOUSEHOLD FINANCE CORPORATION,
                         as Servicer of and on behalf of the
                            HOUSEHOLD AFFINITY CREDIT CARD
                                    MASTER TRUST I
                              ----------------------------
                                    (Registrant)


                         By:  /s/ J. W. Blenke
                              ----------------------------
Dated:  May 24, 1999     J. W. Blenke
        ------------------    Authorized Representative



                                    -3-




99(d) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1995-1 Supplement dated as of April 3, 1995 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1995-1.

99(e) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1997-1 Supplement dated as of March 1, 1997 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1997-1.

99(f) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1998-1 Supplement dated as of September 1, 1998 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1998-1.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Class A and Class B Credit Card Participation Certificates, Series 1993-1, the Class A and Class B Credit Card Participation Certificates, Series 1993-2, the Class A and Class B Credit Card Participation Certificates, Series 1994-1, the Class A and Class B Credit Card Participation Certificates, Series 1995-1, the Class A and Class B Credit Card Participation Certificates, Series 1997-1, and the Class A and Class B Credit Card Participation Certificates, Series 1998-1 by the undersigned hereunto duly authorized.

                            HOUSEHOLD FINANCE CORPORATION,
                         as Servicer of and on behalf of the
                            HOUSEHOLD AFFINITY CREDIT CARD
                                    MASTER TRUST I
                              ----------------------------
                                    (Registrant)



                         By:
                              ----------------------------
Dated:  May 24, 1999     J. W. Blenke
        ------------------    Authorized Representative

                                    -3-

                               EXHIBIT INDEX
Exhibit
Number    Exhibit                                                     Page
------    -------                                                     ----


                                                                         6
99(a)     Statement to Certificateholders with respect to the
          distribution on May 17, 1999 provided under Section 6 of
          the Series 1993-1 Supplement dated as of September 1,
          1993 to the Amended and Restated Pooling and Servicing
          Agreement dated as of September 1, 1993 among Household
          Affinity Funding Corporation, as Seller, Household
          Finance Corporation, as Servicer, and The Bank of New
          York, as Trustee (the "Amended and Restated Pooling and
          Servicing Agreement"), with respect to Class A and Class
          B Credit Card Participation Certificates, Series 1993-1.
                                                                         16
99(b)     Statement to Certificateholders with respect to  the
          distribution on May 17, 1999 provided under Section 6 of
          the Series 1993-2 Supplement dated as of November 1, 1993
          to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1993-2.
                                                                         29
99(c) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1994-1 Supplement dated as of March 1, 1994 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card
          Participation Certificates, Series 1994-1.




                                   - 4 -

                                                                        42
99(d)     Statement to Certificateholders with respect to the
          distribution on May 17, 1999 provided under Section 6 of
          the Series 1995-1 Supplement dated as of April 3, 1995 to
          the Amended and Restated Pooling and Servicing Agreement,
          with respect to Class A and Class B Credit Card
          Participation Certificates, Series 1995-1.
                                                                        56
99(e)     Statement to Certificateholders with respect to the
          distribution on May 17, 1999 provided under Section 6 of
          the Series 1997-1 Supplement dated as of March 1, 1997 to
          the Amended and Restated Pooling and Servicing Agreement,
          with respect to Class A and Class B Credit Card
          Participation Certificates, Series 1997-1.
                                                                        66
99(f) Statement to Certificateholders with respect to the distribution on May 17, 1999 provided under Section 6 of the Series 1998-1 Supplement dated as of September 1,
          1998 to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1998-1.




























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